Bank borrowings	12 Months Ended
Mar. 31, 2021
Bank borrowings
Bank borrowings
Bank borrowings
20.	Bank borrowings

Bank borrowings are analyzed as follows:

	As of March 31
	2020	2021

	(in millions of RMB)
Current portion:
Short-term other borrowings (i)	5,154	3,606
Non-current portion:
US$4.0 billion syndicated loan denominated in US$ (ii)	28,211	26,153
Long-term other borrowings (iii)	11,449	12,182
	39,660	38,335

(i)	As of March 31, 2020 and 2021, the Company had short-term borrowings from banks which were repayable within one year or on demand and charged interest rates ranging from 0.9% to 16.5% and 0.6% to 12.5% per annum, respectively. As of March 31, 2020 and 2021, the weighted average interest rate of these borrowings was 3.4% and 2.9% per annum, respectively. The borrowings are primarily denominated in RMB or HK$.
(ii)	As of March 31, 2020 and 2021, the Company had a five-year US$4.0 billion syndicated loan, which was entered into with a group of eight lead arrangers. The loan has a five-year bullet maturity and was priced at 110 basis points over LIBOR. Certain related floating interest payments are hedged by certain interest rate swap contracts entered into by the Company. The proceeds of the loan were used for general corporate and working capital purposes (including acquisitions). In May 2019, the loan terms were modified such that the interest rate of the loan was reduced to 85 basis points over LIBOR and the maturity of the loan was extended to May 2024.
(iii)	As of March 31, 2020 and 2021, the Company had long-term borrowings from banks with weighted average interest rates of 4.4% and 4.3% per annum, respectively. The borrowings are primarily denominated in RMB.

Certain other bank borrowings are collateralized by a pledge of certain buildings and property improvements, construction in progress and land use rights in the PRC with carrying values of RMB18,744 million and RMB18,365 million, as of March 31, 2020 and 2021, respectively. As of March 31, 2021, the Company is in compliance with all covenants in relation to bank borrowings.

20.  Bank borrowings (Continued)

In April 2017, the Company obtained a revolving credit facility provided by certain financial institutions for an amount of US$5.15 billion, which has not yet been drawn down. The interest rate on any outstanding utilized amount under this credit facility was calculated based on LIBOR plus 95 basis points. This facility is reserved for general corporate and working capital purposes (including acquisitions). In June 2021, the terms of this credit facility were amended and the amount of the credit facility was increased to US$6.5 billion. The expiration date of the credit facility was extended to June 2026. Under the amended terms of the credit facility, the interest rate on any outstanding utilized amount will be calculated based on LIBOR plus 80 basis points.

As of March 31, 2021, the borrowings will be due according to the following schedule:

Principal amounts
(in millions of RMB)
Within 1 year	3,606
Between 1 to 2 years	1,705
Between 2 to 3 years	729
Between 3 to 4 years	28,749
Between 4 to 5 years	2,271
Beyond 5 years	4,982
42,042